SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 1998



                              LCS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


          Delaware                      0-12329                  13-2648333
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(State or other jurisdiction          (Commission            (IRS employer
of incorporation)                     file number)           identification no.)

120 Brighton Road, Clifton, New Jersey                           07012-1694
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code       (973) 778-5588
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          (Former name or former address, if changed since last report)

Item 5.                      Other Events.


On December 17, 1998, LCS Industries, Inc. ("LCS") and CustomerONE Holding Corporation ("CustomerONE"), a subsidiary of Onex Corporation announced that they have entered into a definitive agreement (the "Merger Agreement"), pursuant to which a wholly-owned subsidiary of CustomerONE will merge with and into LCS (the "Merger").

Pursuant to the Merger Agreement, each share of LCS common stock issued and outstanding immediately prior to the effective time of the Merger shall, except as otherwise provided in the Merger Agreement, be converted into the right to receive $17.50 in cash (the "Merger Consideration").

Pursuant to the terms of the Merger Agreement, CustomerONE will make a cash tender offer commencing the week of December 21st for all of the outstanding shares of LCS common stock at a price per share equal to the Merger Consideration. Consummation of the tender offer is subject to U.S. antitrust regulatory clearance and other customary closing conditions but is not subject to financing.

The Merger Agreement has been approved unanimously by the Boards of Directors of LCS and CustomerONE. The Merger may be subject to approval by the stockholders.


Item 7.                     Financial Statements, Pro Forma Financial
                            Information and Exhibits.

                             (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

                             Description                     Exhibit No.
                             -----------                     -----------
               Agreement and Plan of Merger by and               2.1
               among LCS, CustomerONE and
               Catalog Acquisition Co. dated as of
               December 17, 1998*

               Press Release dated December 17, 1998             99.2
               issued by LCS

* The registrant hereby agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to the Agreement contained herein.

                                   SIGNATURES


                             Pursuant  to the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LCS INDUSTRIES, INC.



Dated:   December 21, 1998         By:  /s/ WILLIAM RELLA
                                        -----------------
                                        William Rella
                                        President and Chief Executive Officer

Exhibit Index

2.1 Agreement and Plan of Merger by and among LCS, CustomerONE and Catalog Acquisition Co. dated as of December 17, 1998* filed herewith


99.2 Press Release dated December 17, 1998 issued by LCS filed herewith


* The registrant hereby agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to the Agreement contained herein.